EXHIBIT 24.1


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in this Annual Report (Form 10-K) of United States Gold Trust of our report dated March 24, 1997, included in the Annual Report of United States Gold Trust.


                                                       ERNST & YOUND LLP

Chicago, Illinois
March 24, 1997